UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 10, 2006


                        ARMSTRONG WORLD INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


       PENNSYLVANIA                     1-2116                    23-0366390
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)



                  P.O. BOX 3001, LANCASTER, PENNSYLVANIA 17604
              (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (717) 397-0611

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 8.01.     OTHER EVENTS.

      On October 10, 2006, Armstrong World Industries, Inc. (the "Company") issued a press release announcing the amount of the initial distributions it expects to make under its Chapter 11 plan to unsecured creditors. The Company's press release also announced that its Common Shares have been approved for listing on the New York Stock Exchange under the ticker symbol "AWI." A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1          Press Release of Armstrong World Industries, Inc. dated October
              10, 2006.















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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 10, 2006

                               ARMSTRONG WORLD INDUSTRIES, INC.


                               By:  /s/  Walter T. Gangl
                                  -----------------------------------------
                                  Walter T. Gangl
                                  Deputy General Counsel and Assistant Secretary






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




                                  EXHIBIT INDEX



Exhibit No.                            Description
-----------                            -----------

   99.1          Press Release of Armstrong World Industries, Inc. dated October
                 10, 2006.












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